                                                                  Exhibit 23






INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statement of Hickory Tech Corporation on Form S-8 of our report dated January 30, 1998, appearing in this Annual Report on Form 10-K of Hickory Tech Corporation and its subsidiaries for the year ended December 31, 1997.



                                           /s/ Olsen Thielen & Co., Ltd.
                                           -----------------------------


March 25, 1998                                 OLSEN THIELEN & CO., LTD.
St. Paul, Minnesota


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